SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 14, 2005

Comcast Corporation

(Exact Name of Registrant
as Specified in Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

000-50093	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street
Philadelphia, PA	19102-2148
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 665-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 14, 2005, the Board of Directors of Comcast Corporation elected Jeffrey A. Honickman to the Board effective December 19, 2005.  Mr. Honickman has not yet been named to any committee of the Board.  There are no arrangements or understandings between Mr. Honickman and any other persons pursuant to which Mr. Honickman was selected as a director.  Mr. Honickman has not entered into any transaction with Comcast Corporation that is required to be disclosed under Item 404(a) of Regulation S-K.  A copy of the press release announcing the election of Mr. Honickman to the Board of Directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated December 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: December 19, 2005	By:	/s/ Arthur R. Block
		Name:	Arthur R. Block
		Title:	Senior Vice President, General Counsel and Secretary